Exhibit 10.81

AMENDMENT NO. 1 TO
RESTRICTED STOCK SUBSCRIPTION AGREEMENT

THIS AMENDMENT NO. 1 TO RESTRICTED STOCK SUBSCRIPTION AGREEMENT, dated as of June 21, 2004 (the “Amendment”), is by and between WORLDSPAN TECHNOLOGIES INC. (F/K/A TRAVEL TRANSACTION PROCESSING CORPORATION), a Delaware corporation (“Holding”), and M. Gregory O’Hara (the “Employee”).

Background

A. Holding and the Employee are parties to that certain Restricted Stock Subscription Agreement, dated as of June 30, 2003 (the “Original Agreement”).

B. Holding and the Employee now desire to amend the Original Agreement, effective as of the Effective Date (as defined below), as provided in this Amendment.

Terms

In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.    Defined Terms.    Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Original Agreement.

Section 2.    Effectiveness.    This Amendment shall be effective as of the date of the consummation of a Public Offering (the “Effective Date”); provided, however, this Amendment shall not become effective if a Public Offering has not been consummated by December 31, 2004.

Section 3.    Restricted Period.    Section 3(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(b) Restricted Period. Except as otherwise provided in Sections 3 and 8 hereof, or in the Plan, the Restricted Period shall lapse as to 52.5% of the Shares on the first anniversary of the Closing, 17.5% of the Shares on the second anniversary of the Closing and 15.0% of the Shares on each of the third and fourth anniversaries of the Closing (each such anniversary, the “Vesting Date” as to the applicable tranche of the Shares), which lapses shall be cumulative, subject to the Employee’s continuous employment with Holding or its Subsidiary from the Closing to such anniversary.”

Section 4.    Accelerated Vesting.    Section 3(c) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(c) Accelerated Vesting Upon Certain Terminations of Employment. If the Employee voluntarily terminates the Employment Agreement for any reason at any time subsequent to the third anniversary of the Closing, then the 15% tranche of the Shares for which the Restricted Period was scheduled to lapse on the fourth anniversary of the Closing shall no longer be subject to the Restricted Period and such Shares shall cease being Restricted Stock. For the avoidance of doubt, no accelerated vesting shall occur upon a termination due to retirement, death or Disability or a termination by Holding or any Subsidiary with or without Cause.”

Section 5.    Continued Effectiveness of Original Agreement.    Except as specifically amended herein, all other terms and provisions of the Original Agreement shall remain unchanged and in full force and effect.

Section 6.    Incorporation of Amendment.    On and after the date hereof each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall be a reference to the Original Agreement as amended hereby.

Section 7.    Miscellaneous.

Section 7.1.    Entire Agreement.    The agreement of Holding and the Employee, which is comprised of this Amendment and the Original Agreement, sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment and the Original Agreement.

Section 7.2.    Governing Law.    This Amendment shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

Section 7.3.    Headings.    The headings in this Amendment are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

Section 7.4.    Counterparts.    This Amendment may be executed in two or more counterparts and by the parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment upon the date first above written.

WORLDSPAN TECHNOLOGIES INC.

By:	/s/ JEFFREY C. SMITH
	Name:	Jeffrey C. Smith
	Title:	General Counsel, Secretary and Senior Vice President—Human Resources

/s/ M. GREGORY O’HARA
M. Gregory O’Hara

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AMENDMENT NO. 1 TO RESTRICTED STOCK SUBSCRIPTION AGREEMENT

Background

Terms